4TH QUARTER 2021 EARNINGS PRESENTATION

FEBRUARY 22, 2022

BEAUTYHEALTH™

DISCLAIMER

This Presentation contains certain forward-looking statements. These statements may relate to, but are not limited to, expectations of future operating results or financial performance of The Beauty Health Company (the "Company"), the calculation of certain key financial and operating metrics, capital expenditures, the introduction of new products, expansion into new markets and the ability to execute certain strategic initiatives. Some of the forward-looking statements can be identified by the use of forward-looking words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "forecast" and other similar expressions. These are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this Presentation, and may include, without limitation, changes in general economic conditions as a result of COVID-19, all of which are subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute the Company's judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause the Company's actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions we believe to be reasonable, there is no assurance that the expected results will be achieved. Many factors could adversely affect our business and financial performance. We discussed a number of material risks in our Prospectus filed pursuant to Rule 424(b)(5) of the Securities Act on July 26, 2021 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Description of Non-GAAP Financial Measures

In addition to results determined in accordance with accounting principles generally accepted in the United States of America (GAAP), management utilizes certain non-GAAP financial measures such as adjusted gross margin, adjusted EBITDA, and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when reviewed collectively with our GAAP financial information, provide useful supplemental information to investors in assessing our operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to non-recurring, unusual items.

Management uses adjusted gross margin to measure profitability and the ability to scale and leverage the costs of Delivery Systems and Consumables. The continued growth of Delivery Systems is expected to improve adjusted gross margin, as additional Delivery Systems sold will increase our recurring Consumables net sales, which has higher margins. Management believes adjusted gross profit and adjusted gross margin are useful measures to the Company and its investors to assist in evaluating operating performance because they provide consistency and direct comparability with past financial performance and between fiscal periods, as the metrics eliminate the effects of amortization and depreciation, which are non-cash expenses that may fluctuate for reasons unrelated to overall continuing operating performance. Adjusted gross margin has been and will continue to be impacted by a variety of factors, including the product mix, geographic mix, direct vs. indirect mix, the average selling price on Delivery Systems, and new product launches. Management expects adjusted gross margin to fluctuate over time depending on the factors described above.

Management uses adjusted EBITDA and adjusted EBITDA margin to facilitate internal comparisons of historical operating performance on a more consistent basis and uses these measures for business planning purposes. Management also believes this information will be useful for investors to facilitate comparisons of operating performance and better identify trends in the business. Management expects adjusted EBITDA margin to increase over the long-term, as the Company continues to scale and achieve greater operating leverage. The Company calculates adjusted EBITDA as net income (loss) adjusted to exclude: change in fair value of public and private placement warrants, change in fair value of earn-out shares liability, other expense, net; interest expense; income tax benefit (expense); depreciation and amortization expense; stock-based compensation expense; foreign currency (gain) loss; management fees incurred from historical private equity owners; one-time or non-recurring items such as transaction costs (including transactions costs with respect to the Business Combination); and restructuring costs (including those associated with COVID-19).

AGENDA

1. Opening Remarks
2. 4th Quarter 2021 & Fiscal Year 2021 Financial Results
3. 2022 Outlook
4. Q&A

BeautyHealth Participants



BRENT SAUNDERS
Executive Chairman



ANDREW STANLEICK
President and Chief Executive Officer



LIYUAN WOO
Chief Financial Officer



DERMA
GLYSAL
BRITEN
HYDRA

OPENING REMARKS



BRENT SAUNDERS
Executive Chairman



ANDREW STANLEICK
President and Chief Executive Officer

KEY HIGHLIGHTS

1

SIGNIFICANT NET SALES GROWTH DEMONSTRATES STRENGTH OF BRAND

- $260.1mm exceeded 2021 guidance with a +118.3% increase vs FY20 and +56.2% increase vs FY19

2

4Q21 GROSS MARGIN / ADJUSTED GROSS MARGIN[1] EXPANSION OF +1,210 BPS / +870 BPS VS 4Q20

- 72.9% GAAP / 76.5% adjusted as cost leverage increasing with growth and distributor acquisition accretion offset supply chain environment

3

CONTINUED EXECUTION OF EXISTING STRATEGY

- Master Plan remains in place, focus on flawless execution and expanding talent

4

GROWTH OPPORTUNITY REMAINS SIGNIFICANT

- 2022 outlook of double-digit sales growth via innovation and geographic expansion

5

VISIBILITY INTO ACCELERATED PATHWAY TO GREATER PROFITABILITY

- Final elevated investment year of 2022 paves way for adjusted EBITDA margin[1] expansion in 2023

[1] Non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure

THE MASTER PLAN

We are a category creator. We deliver beauty health experiences – reinventing our consumer's relationship with their skin, their bodies, and their self-confidence.

- Expand our footprint by selling innovative products and connected experiences to providers and consumers
- Invest in our providers, especially the trusted a/esthetician, turning them into brand evangelists and advocates providing first-class experiences
- Nurture direct relationships with our consumers, building brand awareness and driving them to our trusted community
- Build our global infrastructure and a connected technology platform to fuel growth and community engagement
- Supercharge our platform with targeted acquisitions to complement our portfolio and spin our flywheel faster




THE HYDRAFACIAL BRAND
VALUES
VISION


海菲秀
LIVE WORK PLAY
BEAUTY IS A FEELING
NO PAIN ALL GAIN
海菲秀 闪耀而至
海菲秀 等你来秀

4TH QUARTER / FY 2021 RESULTS & 2022 OUTLOOK



LIYUAN WOO
Chief Financial Officer

THE HYDRAFACIAL ECONOMIC MODEL


3
Provider delivers HydraFacial experience to consumer
1
Delivery System sold to provider
2
Consumables purchased by provider

- First-time buyers
- Existing providers buying additional Delivery Systems
- Existing providers upgrading older Delivery Systems

1. Provider purchases a Delivery System, empowering them to offer HydraFacial experiences to their consumers
2. Each HydraFacial experience requires the use of consumables (tips, solutions, serums)
   - These consumables are sold exclusively by BeautyHealth to our providers
3. Provider markets HydraFacial experiences to their consumers
   - BeautyHealth drives additional consumer awareness with marketing activation, pushing incremental demand to our providers
   - Consumers re-visit for recurring HydraFacial experiences (our superconsumers visit 8x / year)
   - Provider recognizes high ROI realized by offering HydraFacial experiences, leading to additional Delivery System purchases

Glossary of Key Performance Indicators

- Delivery System ASP: Average sale price for a Delivery System
- Delivery Systems Sold: Number of Delivery Systems sold during a period
- Install Base: Total number of Delivery Systems actively employed by providers to offer experiences to consumers

4TH QUARTER 2021 FINANCIAL HIGHLIGHTS

Net Sales ($mm)



Americas
EMEA
APAC
4Q21 vs 4Q19 growth
+56.0%
+64.1%
+84.2%
+47.5%
$49.9
7.3
8.4
34.2
$37.9
4.8
6.1
26.9
+105.6% YoY
$77.9
12.0
15.5
50.4
4Q19
4Q20
4Q21
13,872 Install Base
20,399 Install Base

Gross Margin



60.8%
72.9%
4Q20
4Q21
GAAP Gross Margin
67.8%
76.5%
+870bps since 4Q20
4Q20
4Q21
Adjusted Gross Margin3

Net Sales Growth



36.9%
57.1%
71.9%
56.0%
1Q21
2Q21
3Q21
4Q21
YoY Sales Growth1
(4.8%)2
39.9%
2.5%
14.3%
1Q21
2Q21
3Q21
4Q21
Sequential Sales Growth

Adjusted EBITDA ($mm)[3]



% margin
$7.0
14.8%
$11.4
17.1%
$5.8
8.5%
$8.5
10.9%
1Q21
2Q21
3Q21
4Q21

[1] vs the comparable quarter in 2019
[2] vs 4Q19 as 4Q20 was heavily impacted by COVID
[3] Non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure

4TH QUARTER COST DETAIL

($mm)	4Q21	4Q20	Change	% Sales 4Q21	% Sales 4Q20	Change	Commentary
Gross Profit	$56.8	$23.0	+$33.8	72.9%	60.8%	+12.1%	▪ Increase driven by higher sales volumes, fixed cost leverage, and distributor acquisition accretion, partially offset by higher logistics costs
Selling & Marketing	37.0	15.9	+21.1	47.6%	42.0%	+5.6%	▪ Higher investment in marketing and increased sales commissions due to increase in sales
G&A	25.0	11.0	+14.0	32.2%	29.0%	+3.1%	▪ Increased spend on developing infrastructure for global expansion, as well as one-time costs
R&D	1.9	0.9	+1.0	2.4%	2.3%	+0.1%	▪ Continued investment in innovative products and services

Net Sales ($mm)


$37.9
$77.9
4Q20
4Q21

Adjusted EBITDA ($mm)[1]


% margin
$3.6
9.4%
$8.5
10.9%
4Q20
4Q21

[1] Non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure

BALANCE SHEET HIGHLIGHTS

December 31, 2021 (unless otherwise stated)

Cash and Cash Equivalents	▪ $901.9 million cash and cash equivalents on balance sheet[1]
Warrants	▪ 100% of Public Warrants exercised or redeemed by 11/05/21 ▪ Approximately 7 million Private Warrants outstanding
Convertible Debt	▪ $750 million 1.25% convertible notes due 2026 ▪ Use of proceeds: capped call transaction, potential future acquisitions, working capital expenditures, and general corporate purposes ▪ Conversion price of $31.76; capped call agreement provides dilution protection up to $47.94
Revolving Credit Facility	▪ $50 million Senior Secured Credit Facility borrowed by Edge Systems LLC (HydraFacial US operating entity); undrawn ▪ Use of proceeds: working capital, general corporate purposes ▪ Allows flexibility for future M&A; ex-US operations unencumbered; convertible debt excluded from covenants ▪ 25 – 35bps undrawn commitment fee
Shares Outstanding	▪ Weighted average shares outstanding of 146.3 million in Q4 2021 ▪ Approximately 150 million current shares outstanding[2]

Ample liquidity to pursue disciplined M&A and invest in the BeautyHealth community

[1] Inclusive of the net proceeds of the convertible notes
[2] As of 02/18/22

FISCAL YEAR 2021 HIGHLIGHTS

Net Sales ($mm)



Americas
EMEA
APAC
FY21 vs FY19 growth
$166.6
15.8
28.4
122.4
$119.1
14.5
23.2
81.5
+118.3% YoY
$260.1
+56.2%
43.7
+176.6%
47.0
+65.2%
169.4
+38.4%
2019
2020
2021

Gross Margin



56.4%
69.9%
2020
2021
GAAP Gross Margin
65.5%
74.0%
2020
2021
Adjusted Gross Margin[1]

Adjusted EBITDA ($mm)[1]



% margin
$7.7
6.5%
$32.7
12.6%
2020
2021

7
Direct markets entered

+$892.4mm
Cash to balance sheet

Global ERP
Phase 1 implemented

10
Research analysts covering SKIN

56.2%
Net Sales Growth vs 2019

6,191
Delivery Systems Sold

$22,080
Delivery System ASP

20,399
Install Base

[1] Non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure

2022 OUTLOOK

Net Sales ($mm)

23% – 27%
2022E Net Sales Growth



$166.6
$119.1
$260.1
$320.0 – $330.0
2019
2020
2021
2022E

Adjusted EBITDA ($mm)[1]

Final elevated investment year
Return to EBITDA focus in 2023



$7.7
$32.7
~$50.0
2020
2021
2022E

2022 Growth Initiatives

Increase Innovation
Deepen and expand engagement

Invest in Providers
Convert them into brand evangelists

Expand Awareness
Drive consumer demand

Go Global
Build infrastructure to support worldwide growth

Pursue M&A
Expand our portfolio

Capital Expenditures Outlook

- Up to $20.0mm

[1] Non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure

Q&A



BRENT SAUNDERS
Executive Chairman



ANDREW STANLEICK
President and Chief Executive Officer



LIYUAN WOO
Chief Financial Officer


BEAUTY IS
A FEELING
hydrafacial
hydrafacial


LOVED AROUND
THE WORLD
AND NEAR YOU


face life
face first

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES

Reconciliation of Gross Profit to Adjusted Gross Profit

	Three Months Ended December 31,		Year Ended December 31,	
($mm)	2021	2020	2021	2020
Net sales	$77.9	$37.9	$260.1	$119.1
Less: cost of sales	($21.1)	($14.8)	($78.3)	($51.9)
Gross profit	$56.8	$23.0	$181.8	$67.2
Gross margin	72.9%	60.8%	69.9%	56.4%
Adjusted to exclude the following:				
Stock-based compensation expense	0.2	–	0.4	–
Depreciation and amortization expense	2.7	2.6	10.3	10.8
Adjusted gross profit	$59.6	$25.7	$192.5	$78.0
Adjusted gross margin	76.5%	67.8%	74.0%	65.5%

RECONCILIATION OF NON-GAAP MEASURES (CONT'D)

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin

	Three Months Ended					Year Ended December 31,	
($mm)	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21	2020	2021
Net sales	$37.9	$47.5	$66.5	$68.1	$77.9	$119.1	$260.1
Net income (loss)	(7.5)	(3.3)	(139.4)	(215.1)	(17.3)	(29.2)	(375.1)
Adjusted to exclude the following:							
Change in fair value of warrant liability	–	–	72.0	199.3	6.0	–	277.3
Change in fair value of earn-out shares liability	–	–	36.5	10.6	–	–	47.1
Depreciation & amortization expense	3.5	3.6	3.7	4.6	6.0	14.5	17.8
Stock-based compensation expense	–	0.0	3.5	5.1	3.8	0.4	12.4
Interest expense	5.8	5.7	2.1	0.5	3.5	21.3	11.8
Income tax benefit	(3.0)	(0.3)	(1.9)	(1.1)	1.1	(9.3)	(2.2)
Foreign currency loss, net	–	0.3	–	0.4	(0.6)	–	0.1
Other expense (income)	0.1	–	4.3	(0.0)	0.2	0.0	4.5
Management fees[1]	0.5	0.1	0.1	–	–	1.5	0.2
Transaction related costs[2]	3.2	0.7	30.4	1.2	2.6	4.2	34.9
Other non-recurring and one-time fees[3]	1.0	0.1	0.1	0.5	3.3	4.3	4.0
Adjusted EBITDA	$3.6	$7.0	$11.4	$5.8	$8.5	$7.7	$32.7
Adjusted EBITDA margin	9.4%	14.8%	17.1%	8.5%	10.9%	6.5%	12.6%

[1] Represents quarterly management fees paid to the former majority shareholder of the Company based on a pre-determined formula. Following the Business Combination, these fees are no longer paid.
[2] For the year ended December 31, 2021, such amounts primarily represent direct costs incurred with the Business Combination, including $21.0 million paid to the former owner of HydraFacial, and to prepare HydraFacial to be marketed for sale by HydraFacial's shareholders in previous periods.
[3] For the three months ended and year ended December 31, 2021, such costs primarily represent one-time retention awards related to the distributor acquisitions and executive recruiting and severance fees. For the three months ended and year ended December 31, 2020, such costs primarily represent COVID-19 related restructuring cost of $0.8 million and $3.2 million, respectively, including write-off of expired Consumables, discontinued product lines, human capital and cash management consultants and, to a lesser extent, costs associated with a former warehouse and assembly facility during the transition period.

BEAUTYHEALTH™

WE ARE A CATEGORY CREATOR…

DEMONSTRATING EXCITING GROWTH…

USING A PROFITABLE & SCALABLE BUSINESS MODEL…

IN A MARKET WITH HUGE GLOBAL OPPORTUNITY.